UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2024

Rennova Health, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on June 10, 2024 Rennova Health, Inc. (the “Company” or “Rennova”) entered into two stock exchange agreements, each with FOXO Technologies Inc. (“FOXO”).

The first agreement (the “Myrtle Agreement”) provided for the Company to exchange all of its equity interest in its subsidiary, Myrtle Recovery Centers, Inc. (“Myrtle”) for $500,000, payable in shares of FOXO’s Class A Common Stock (the “FOXO Common Stock”). This transaction closed on June 14, 2024. On June 25, 2024, the parties to the Myrtle Agreement entered into a Consent and Waiver (the “Consent and Waiver”), pursuant to which FOXO issued 1,023,629 shares of FOXO Common Stock to the Company on July 17, 2024 (which was the date of approval of the NYSE American, upon which the FOXO Common Stock is listed). Such shares represented $235,434.67 of the purchase price. Pursuant to the Consent and Waiver, the remainder of the purchase price ($264,565.33) is represented by a Note issued by FOXO to the Company. The Note is due on demand and payable in cash or, upon receipt of required approval of the issuance under the rules of the NYSE American, in shares of FOXO Common Stock. There is no guarantee that such approval will be received.

The second agreement (the “RCHI Agreement”) provided for the Company to exchange all of the outstanding shares of its subsidiary Rennova Community Health, Inc. (“RCHI”) for 20,000 shares of a to be authorized Series A Cumulative Convertible Redeemable Preferred Stock (the “FOXO Preferred Stock”). Closing of the RCHI Agreement was subject to a number of conditions. On September 10, 2024, the parties to the RCHI Agreement entered into an Amended and Restated Securities Exchange Agreement (the “Amendment”) which revised the consideration payable to the Company from shares of FOXO Preferred Stock to $100. In addition, RCHI issued to the Company a senior secured note in the principal amount of $22,000,000 (subject to adjustment) (the “RCHI Note”). The RCHI Note matures on September 10, 2026 and accrues interest on any outstanding principal amount at the rate of 8% per annum for the first six months, increasing to 12% per annum thereafter. Upon an event of default, the interest rate shall increase to 20% per annum. The RCHI Note requires principal repayments equal to 10% of the free cash flow (net cash from operations less capital expenditures) from RCHI and its subsidiary Scott County Community Hospital, Inc. (“Scott County”). The RCHI Note will be reduced by payment of 25% of any net proceeds from sales of equity or assets by FOXO.

The RCHI Note is guaranteed by FOXO and Scott County, pursuant to the terms of a Guaranty Agreement (the “Guaranty”). The RCHI Note is also secured by the assets of RCHI and Scott County pursuant to a Security and Pledge Agreement (the “RCHI Pledge Agreement”) and by the “Collateral” owned by FOXO as provided in the Security and Pledge Agreement with FOXO (the “FOXO Pledge Agreement”). The Amendment also provides that the Company may at any time request that FOXO seek approval of its shareholders of the issuance of FOXO Common Stock upon conversion in full of the shares of FOXO Series A Preferred Stock issuable upon exchange of the RCHI Note. At any time after receipt of such approval, the Company shall have the option to exchange, in whole or in part, the RCHI Note for shares of FOXO Series A Preferred Stock. Upon any such exchange, the Company will receive the equivalent of $1.00 stated value of FOXO Series A Preferred Stock for each $1.00 of the aggregate of principal and accrued and unpaid interest, liquidated damages and/or redemption proceeds (or any other amounts owing under the RCHI Note) being exchanged.

Also, pursuant to the Amendment, FOXO expanded the size of its Board of Directors to five, and their Board elected Seamus Lagan and Trevor Langley to fill the vacancies on September 10, 2024. Mr. Lagan is the Chief Executive Officer and a director of Rennova and Mr. Langley is a director of Rennova.

The foregoing descriptions of the Consent and Waiver, Amendment, RCHI Note, Guaranty, RCHI Pledge Agreement, and FOXO Pledge Agreement do not purport to be complete and are qualified by reference to such agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Consent and Waiver, dated as of June 25, 2024, among FOXO Technologies Inc., Myrtle Recovery Centers, Inc. and Rennova Health, Inc.

10.2	Amended and Restated Stock Exchange Agreement, dated as of September 10, 2024, among FOXO Technologies Inc., Rennova Community Health, Inc. and Rennova Health, Inc.

10.3	Senior Secured Note, dated September 10, 2024, issued by Rennova Community Health, Inc.

10.4	Guaranty Agreement, dated as of September 10, 2024, made by FOXO Technologies Inc. and Scott County Community Hospital, Inc. in favor of Rennova Health, Inc.

10.5	Security and Pledge Agreement, dated as of September 10, 2024, by Rennova Community Health, Inc. and Scott County Community Hospital, Inc. in favor of Rennova Health Inc.

10.6	Security and Pledge Agreement, dated as of September 10, 2024, by FOXO Technologies Inc. in favor of Rennova Health, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of obtaining approval of the stockholders of the Company of the RCHI transaction (the “Stockholder Approval”). In connection with obtaining the Stockholder Approval, the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy or information statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND/OR FILED WITH THE SEC IN CONNECTION WITH THE STOCKHOLDER APPROVAL OR INCORPORATED BY REFERENCE IN SUCH DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders will be able to obtain free copies of all such documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the RCHI transaction. Information regarding the executive officers and directors of the Company is set forth in its filings with the SEC, including its prospectus dated May 12, 2023. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy or information statement and other materials to be filed with the SEC in connection with the transaction.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2024	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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